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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of The Management Network Group, Inc. on Form S-8 of our report dated February 15, 2000, appearing in the Annual Report on Form 10-K of The Management Network Group, Inc. for the fiscal year ended January 1, 2000.

/s/  DELOITTE & TOUCHE LLP

Kansas City, Missouri
May 12, 2000